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                                                                    EXHIBIT 23.3

              CONSENT OF INDUSTRY ANALYST AND MARKET RESEARCH FIRM

    As an industry analyst and market research firm, we hereby consent to the incorporation by reference of any data contained in Amendment No. 4 to the Registration Statement on Form S-1 (Registration No. 333-39418) which references our firm as the source of such data and to all references to our Firm included in this Registration Statement on Form S-1.

/s/ Bassoe Offshore Consultants Limited of Edinburgh (UK)

September 18, 2000